                            FIRST AMENDMENT AGREEMENT

      This FIRST AMENDMENT AGREEMENT dated as of December 30, 1997, by and between VERSICOR INC., a Delaware corporation (the "COMPANY"), and FLEET NATIONAL BANK (the "Bank").

      WHEREAS, the Loan Agreement (as defined below) provides that the Company may borrow from the Bank with respect to the Revolving Loans and a Term Loan; and

      WHEREAS, on the date hereof, the outstanding aggregate principal amount of the Revolving Loans and the Term Loan is zero and the Bank and the Company wish to terminate the Bank's commitment to make Revolving Credit Loans and modify the Term Loan provisions of the Loan Agreement as set forth herein;

      WHEREAS, in connection with such modifications the Bank has agreed to accept a Put Agreement from Sepracor Inc. "SEPRACOR") in substitution for each of the Guaranty Agreement (Sepracor/Versicor) and the Deposit Pledge Agreement made by Sepracor in favor of the Bank;

      NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:

      1.    REFERENCE TO LOAN AGREEMENT.

      Reference is made to the Revolving Credit, Term Loan and Security Agreement dated as of December 31, 1996 (as the same may be further amended and restated from time to time, the "LOAN Agreement"), by and between the Company and the Bank. Capitalized terms used herein which are defined in the Loan Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

      2.    AMENDMENTS.

      The Company and the Bank agree that the Loan Agreement is hereby amended, effective as of the date hereof, as follows:

      (a) DELETIONS FROM SECTION 1.1 OF THE LOAN AGREEMENT. The following definitions are hereby deleted from Section 1.1 of the Loan Agreement:
Applicable Margin, Available Aggregate Revolving Commitment, BioSepra Credit Agreement, Deposit Pledge Agreement, Guaranty Agreement (BioSepra), Guaranty Agreement (Versicor), Notice of Borrowing, Qualifying Equipment, Revolving Commitment Amount, Revolving Credit Period, Revolving Credit Termination Date, Revolving Loans, Revolving Note, Sepracor Credit Agreement, Technology Transfer Agreement and Term Loan Advance Period.

      (b) ADDITIONS TO SECTION 1.1 OF THE LOAN AGREEMENT. The following definitions are hereby added to Section 1.1 of the Loan Agreement:

            CASH EQUIVALENT AMOUNT. The sum of the following, without duplication, none of which may be subject to any Encumbrances except for Encumbrances in favor of the Bank or any of its Affiliates: (1) cash held by the Company in the United States and at the Bank, PLUS (2) Qualified Investments of the Company held in the United States and at the Bank.

            CONTROL AND SECURITY AGREEMENT. The Control and Security Agreement dated as of the date of the First Amendment Agreement between the Bank and the Company in the form attached hereto as EXHIBIT D.

            COST OF FUNDS. The per annum rate of interest which the Bank is required to pay, or is offering to pay, for wholesale liabilities, adjusted for reserve requirements and such other requirements as may be imposed by federal, state or local government and regulatory agencies, as determined by the Fleet Treasury Group.

            FIRST AMENDMENT AGREEMENT. The First Amendment Agreement dated as of December 30, 1997 between the Bank and the Company.

            PUT AGREEMENT. The Put Agreement dated as of the date of the First Amendment Agreement between the Bank and Sepracor in the form attached hereto as EXHIBIT E.

      (c)   MODIFICATIONS TO SECTION 1.1 OF THE LOAN AGREEMENT.

            i. The definition of Corporate Services Agreement is hereby deleted and replaced with the following definition:

            ADMINISTRATIVE SERVICES AGREEMENT. The Administrative Services Agreement dated as of December 9, 1997 between Sepracor and the Company. All references to the Corporate Services Agreement shall be replaced by the "Administrative Services Agreement."

            ii. The definition of "Loans" is replaced by the following: "LOANS. The Term Loan." All references in the Agreement to the "Revolving Loans" are hereby replaced by the "Loans".

            iii. The definition of "Notes" is replaced by the following: "NOTES. Collectively, the Term Notes, each individually, a 'Note.'"

      (d) DELETION OF GUARANTY AGREEMENTS. All references in the Loan Agreement to the Guaranty Agreement (Sepracor/Versicor) and the Guaranty Agreement (Sepracor/BioSepra), including the definitions in Section 1.1, are hereby deleted.

      (e) DELETION OF DEPOSIT PLEDGE AGREEMENT. All references in the Loan Agreement to the Deposit Pledge Agreement, including the definition in Section 1.1, are hereby deleted.

      (f) AMENDMENT TO SECTION 2. Section 2 of the Loan Agreement is hereby deleted and replaced by the following:

                                    SECTION 2
                              DESCRIPTION OF LOANS

            2.1   THE TERM LOANS.

            (a) GENERAL PROVISIONS. Upon the terms and subject to the conditions of set forth in the First Amendment Agreement, and in reliance upon the representations, warranties and covenants of the Company made herein and therein, the Bank agrees to make a term loan (the "TERM LOAN") to the Company in the original principal amount of $6,034,000 for the purpose of refinancing a term loan owed by the Company to Sepracor.

            (b) TERM NOTES. The Term Loan shall be evidenced by two Term Notes, each payable to the order of the Bank in the original principal amounts of $2,000,000 and $4,034,000. The Term Notes shall be dated the date of the First Amendment Agreement and shall have the blanks therein appropriately filled in. The Term Notes shall each bear interest at the rate or rates, and such interest shall be payable in the dates specified in Section 2.8.

            2.2   LOAN ACCOUNT; NOTATIONS.

            (a) The Bank shall enter the Term Loan as a debit in the Loan Account. The Bank shall also record in the Loan Account all payments made by the Company on account of the Term Loan, and may also record therein, in accordance with customary accounting practices, other debits and credits, and all interest, fees, charges and expenses related to the Term Loan chargeable to the Company under this Agreement. The debit balance of the Loan Account shall reflect the amount of the Company's Obligations to the Bank from time to time by reason of the Term Loan and other appropriate charges hereunder. Periodically, the Bank shall render a statement of account showing as of its date the debit balance of the Loan Account with respect to the Term Loan which, unless within thirty (30) days of such date notice to the contrary is received by the Bank from the Company, absent manifest error, shall be considered correct and accepted by the Company and conclusively binding upon it.

            (b) The Bank shall, and is hereby irrevocably authorized by the Company to, enter on the schedule forming a part of the each Term Note or otherwise in its records appropriate notations evidencing the date and the amount of the Term Loan, the interest rate applicable thereto and the date and amount of each payment of principal made by the Company with respect thereto; and in the absence of manifest error, such notations shall constitute conclusive evidence thereof. The Bank is hereby irrevocably authorized by the Company to attach to and make a part of any Term Note a continuation of any such schedule as and when required. No failure on the part of the Bank to make any notation as provided in this subsection (b) shall in any way affect any Term Loan or the rights or obligations of the Bank or the Company with respect thereto.

            2.3 ADVANCES. Subject to the terms and conditions of this Agreement, the Bank shall make the Term Loan on the disbursement date specified therefor by crediting the amount of the Term Loan to the Company's demand deposit account with the Bank or as otherwise instructed in writing by the Company.

            2.4 PAYMENTS AND PREPAYMENTS OF THE LOANS. (a) The Company shall not have any right to prepay the principal amount of any Term Note other than as provided in this Section 2.4.

            (b) On at least one (1) Business Day prior written notice to the Bank, the Company may, at its option, prepay the Term Notes, PRO RATA, in whole at any time or in part from time to time without penalty or premium. Any interest accrued on the amounts so prepaid to the date of such payment must be paid at the time of any such payment. Any optional prepayment of the Term Notes shall be applied to installments of principal payable on the Term Notes in the inverse order of maturity.

            (c) The Term Loan shall be payable in fifteen (15) equal quarterly installments, each such installment equal to $215,500.00, on the last Business Day of each calendar quarter commencing on March 31, 1999 with the final payment of the balance (together with any accrued interest and all other amounts due hereunder) on December 31, 2002 or such earlier date that the balance shall have been reduced to zero.

            2.5 METHOD OF PAYMENT. All payments and prepayments of principal and all payments of interest shall be made by the Company to the Bank at 75 State Street, Boston, Massachusetts 02109 in immediately available funds, on or before 11:00 a.m. on the due date thereof, free and clear of, and without any deduction or withholding for, any taxes or other payments. The Bank may, and the Company hereby authorizes the Bank to, debit the amount of any payment not made by such time to the demand deposit account of the Company with the Bank.

            2.6 OVERDUE PAYMENTS. (a) Upon the occurrence and during the continuance of an Event of Default, interest on the outstanding principal amount of the Term Notes and (to the extent permitted by law) on accrued but unpaid interest shall thereafter be payable on demand at a rate per annum equal to two percent (2%) above the interest rate otherwise in effect with respect to the Term Loan. Upon the cure of an Event of Default and the payment of interest at the default rate through the date of such cure, the interest rate shall revert to that provided for in Section 2.8.

            (b) If a payment of principal or interest hereunder is not made in full within 10 days of date when due, the Company will pay to the Bank a late fee equal to five percent (5%) of the amount of such payment. Nothing in the preceding sentence shall affect the Bank's right to exercise any of its rights or remedies, including those provided in Section 8.2, if an Event of Default has occurred.

            2.7 HOLIDAYS. If any payment required by this Agreement becomes due on a day that is not a Business Day such payment may be made on the next succeeding Business Day, and such extension Shall be included in computing interest in connection with such payment.

            2.8 INTEREST ON THE LOANS. (a) The Term Notes shall bear interest on the unpaid principal amount thereof until paid in full at the rate or rates per annum determined (on the basis of the actual number of days elapsed over a 360-day year) in this Section 2.8. The rate of interest for the Term Loan shall be computed at the Prime Rate plus one-half percent (0.5%); provided that upon delivery by the Company to the Bank of a Fixed Rate Request (as defined below), the rate of interest for the entire outstanding principal amount of the Term Loan shall be computed at the Fixed Quoted Rate plus two and one-half percent (2.5 %) as of the date three Business Days after the date of the delivery of the Fixed Rate Request; provided that with respect to any prepayment of the Term Loan while it is subject to a Fixed Quoted Rate, the Company hereby promises to pay to the Bank an amount equal to the product of (i) the excess, if any, of the rate of interest on the principal amount of the Term Loan so prepaid OVER the rate of interest on debt securities issued by the Treasury of the United States of America on a date approximating the date of payment of such principal amount and having a maturity date approximating the last Business Day of the fixed rate period for such principal amount, multiplied by (ii) the principal amount so prepaid, multiplied by (iii) a fraction, the numerator of which is the number of days remaining in the fixed rate period for such principal amount and the denominator of which is 360.

            For purposes of this Section 2.8, (a) "FIXED RATE REQUEST" shall mean a notice in writing (or by telephonic communication confirmed by telex, telecopy or other facsimile transmission on the same day as the telephone request) delivered by the Company to the Bank requesting that interest on the entire outstanding principal amount of the Term Loan be based on the Fixed Quoted Rate, and (b) "FIXED QUOTED RATE" shall mean an interest rate quoted by the Bank as its Cost of Funds for fixed quoted rate loans with a four-year maturity, which rate shall not necessarily be the rate made available by the Bank for fixed quoted rate loans made to other borrowers and shall be quoted to the Company by the Bank upon request by the Company.

            (b) Interest on the Term Loan shall be payable monthly in arrears on the last Business Day of each month, commencing on January 31, 1998 and at maturity (whether by acceleration or otherwise).

            (c) The rate of interest payable on the outstanding principal balance of the Term Loan which is not then subject to a Fixed Quoted Rate shall take effect simultaneously with the corresponding change in the Prime Rate.

            2.9 CONDITIONS FOR BASING INTEREST ON A FIXED QUOTED RATE. Interest on the Term Loan may be subject to a Fixed Quoted Rate upon the condition that:

            (a) The Bank shall have received a Fixed Rate Request from the Company within the time period required by Section 2.8 above;

            (b) As of the date of the Fixed Rate Request and as of the first day that the Fixed Quoted Rate shall apply there shall exist no Event of Default, nor any Default, which has not been waived by the Bank; and

            (c) The Bank shall not have determined in good faith that it is unable to quote a Fixed Quoted Rate.

            2.10 CAPITAL REQUIREMENTS. If after the date hereof, the Bank shall have determined that the adoption or implementation of any applicable law, rule or regulation regarding capital requirements for banks or bank holding companies, or any change therein (including, without limitation, any change according to a prescribed schedule of increasing requirements, whether or not known on the date hereof), or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive of such entity regarding capital adequacy (whether or not having the force of law) has the effect of reducing the return on the Bank's capital to a level below that which the Bank could have achieved (taking into consideration the Bank's policies with respect to capital adequacy immediately before such adoption, implementation, change or compliance and assuming that the Bank's capital was fully utilized prior to such adoption, implementation, change or compliance) but for such adoption, implementation, change or compliance as a consequence of its Commitment to make Loans hereunder by any amount deemed by the Bank to be material, the Company shall pay to the Bank as an additional fee from time to time on demand such amount as the Bank shall have determined to be necessary to compensate it for such reduction. The determination by the Bank of such amount, if done on the basis of any reasonable averaging and attribution methods, shall in the absence of manifest error be conclusive, and at the Company's request, the Bank shall demonstrate the basis of such determination.

      (g) AMENDMENT TO SECTION 3. Section 3.1 is hereby amended by deleting subsections (1), (n) and (o).

      (h)   AMENDMENT TO SECTION 4.

            i. Section 4.13 is hereby amended by deleting subsections (b) and
      (c) and replacing them with the following:

            (b) The proceeds of the Term Loan shall be used exclusively for the purpose of refinancing an equipment loan from Sepracor.

            ii. The last sentence of Section 4.5 is hereby deleted.

            iii. Section 4.7 is amended by deleting "1996" in the second line and replacing it with "1997".

      (i)   AMENDMENT TO SECTION 5.

            i. Section 5.l(a) is amended by deleting "90" in the second line and replacing it with "120".

            ii. Section 5.l(b) is amended by adding "and statement of changes in cash flows" after the word "income" in the fourth line.

            iii.  The following  Section  5.l(b1) is hereby added after
      Section 5.l(b):

            (b1) as soon as available to the Company, but in any event within 30 days after the end of each fiscal month, the consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of, and the related consolidated and consolidating statements of income and Statement of changes in cash flows for, the period then ended, certified by an Authorized Officer but subject, however, to normal, recurring year-end adjustments;

            iv. Section 5.l(c) is amended by adding the following at the end "and financial projections for the current fiscal year approved by the Company's Board of Directors."

            v. Section 5.8 is amended by adding the following at the end "and the Company will maintain not less than 95% of the aggregate amount of its cash not required to fulfill any payment obligation within the succeeding thirty days with the Bank or one of the Bank's Affiliates."

            vi.   The  following   subsections   are  hereby  added  to
      Section 5:

                  5.10 MINIMUM CASH EQUIVALENT AMOUNT. The Company shall
            maintain at all times a Cash Equivalent Amount of not less than $5,000,000.

                  5.11 INVESTMENTS WITH THE BANK. The Company shall at all times maintain a securities account with the Bank with a notional principal balance of not less than the lesser of (1) $4,000,000 or
            (2) outstanding principal amount of the Term Loan.

      (j)   AMENDMENT TO SECTION 6.

            i. Section 6.1 is amended by deleting subsections (c), (d) and (f), renumbering the existing subsection (e) as subsection (c) and adding the following as a new subsection (d):

                  (d) Indebtedness in respect of Capital Leases and purchase money financing for tangible property used in the Company's business in the aggregate principal amount outstanding at any time not in excess of $5,000,000.

            ii. Section 6.8 is hereby amended by adding the following to the end of the second paragraph thereof:

      , (d) repurchase or redeem in the ordinary course of the Company's business any shares of any class of stock of the Company held by employees pursuant to qualified or unqualified employee stock plans, and (e) repurchase any shares of any class of stock of the Company pursuant to any collaberation arrangements with corporate or institutional strategic partners in the ordinary course of business.

            iii. Section 6.9 is amended by deleting the words "Except for Sepracor's Subsidiaries on the date hereof so long as they remain Subsidiaries of Sepracor, the" and replacing them with "The".

            iv. Section 6.10 is amended by deleting the words "and additional" in the second line.

      (k)   AMENDMENT TO SECTION 7.

            i. Section 7.1 is hereby deleted and replaced by the following:

      7.1 SECURITY INTEREST. As security for the payment and performance of all Obligations related to the Term Loan, the Bank shall have and the Company hereby grants to the Bank a continuing security interest in the following property of the Company of every kind and description, whether now or hereafter existing, whether now owned or hereafter acquired, and wherever located (and together with all property in which the Bank may have a security interest pursuant to any other security agreements, pledge agreements, mortgages and other instruments creating a security interest in favor of the Bank and securing the Obligations, collectively, the "Collateral"): goods, including without limitation, machinery, tools, furniture, fixtures, equipment and all other tangible personal property of every kind; leaseholds and leasehold improvements; and proceeds and products of all of the foregoing.

            ii. Section 7.2 is hereby amended by deleting the address of the Company's chief executive offices in the second sentence and replacing it with "34790 Ardentech Court, Freemont, California 94555".

      (1)   AMENDMENT TO SECTION 8.

            i. Section 8.1(e) is amended by deleting the phrase "or by Sepracor in the Deposit Pledge Agreement".

            ii. Section 8.1(f) is hereby deleted and replace by the following:

                  (f) at any time prior to the indefeasible payment in full of
            Put Purchase Price pursuant to the Put Agreement or the termination by the Bank of the Put Agreement, the occurrence of an Event of Default under the Sepracor Credit Agreement or Sepracor shall fail to perform any material term, covenant or agreement contained in the Put Agreement; or

            iii. Sections 8.1(g) and (h) are amended by adding the following immediately prior to the word "Sepracor" in the second and first lines, respectively, ", at any time prior the indefeasible payment in full of Put Purchase Price pursuant to the Put Agreement or the termination by the Bank of the Put Agreement,".

            iv. Section 8. l(m) is hereby deleted and replaced by the following:

                  (m) Any Person (except Sepracor) shall acquire or hold,
            directly or indirectly, greater than 50% of the issued and outstanding shares of the capital stock of the Company having ordinary voting power to elect a majority of the boards of directors of the Company; or

            v. Section 8.2(c) is amended by deleting the parenthetical on the first and second line and replacing it with "(including, its rights against Sepracor in accordance with the provisions of the Put Agreement)".

            vi. Section 8.2(c) is amended by adding the following to clause
      (iii) after "Notes, "the Control and Security Agreement, the Put
      Agreement."

      (m) AMENDMENT TO SECTION 9. Section 9.1 is hereby amended by deleting the address for the Company and replacing it with the following:

                  Versicor Inc.
                  34790 Ardentech Court
                  Freemont, California 94555
                  Attention: George Horner
                  Fax. No.

      (n) AMENDMENT TO EXHIBIT C. Exhibit C is replaced by Exhibit C attached hereto.

      3.    NO DEFAULT; REPRESENTATIONS AND WARRANTIES, ETC.

      The Company hereby confirms that: (a) Except as set forth on the Disclosure Schedule attached hereto, the representations and warranties of the Company contained in Section 4 of the Loan Agreement are true on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date); (b) the Company is in compliance in all material respects with all of the terms and provisions set forth in the Loan Agreement on its part to be observed or performed thereunder; and (c) after giving effect to this Amendment Agreement, no Event of Default specified in Section 8 of the Loan Agreement, nor any event which with the giving of notice or expiration of any applicable grace period or both would constitute such an Event of Default, shall have occurred and be continuing.

      4.    CONDITIONS TO THIS AMENDMENT AGREEMENT.

      Concurrently herewith (and as conditions to the Bank's consent to this Amendment Agreement), the Company will furnish the Bank with the following:

      (a)   This Amendment Agreement duly executed by the Company;

      (b)   Each of the Term Notes duly executed by the Company;

      (c) Control and Security Agreement duly executed by the Company;

      (d) Put Agreement in favor of the Bank duly executed by Sepracor;

      (e) a certificate of the Secretary or an Assistant Secretary of the Company with respect to resolutions of the Board of Directors authorizing the execution and delivery of this Amendment Agreement, the Term Notes and identifying the officer(s) authorized to execute, deliver and take all other actions required under this Amendment Agreement, and providing specimen signatures of such officers;

      (f) the certificate of incorporation of the Company and all amendments and supplements thereto, filed in the office of the Secretary of State of the State of Delaware, each certified by said Secretary of State as being a true and correct copy thereof;

      (g) the Bylaws of the Company and all amendments and supplements thereto, certified by the Secretary or an Assistant Secretary as being a true and correct copy thereof;

      (h) a certificate of the Secretary of State of the State of Delaware, as to legal existence and good corporate standing of the Company in such state and listing all documents on file in the office of said Secretary of State;

      (i) Payment of the entire outstanding principal amount of, and cancellation of, the Secured Promissory Note dated December 9, 1997 made by the Company to the order of Sepracor and the termination and release of any UCC-1 Financing Statements or other security interests of Sepracor against the Company;

      (j) The Bank's security interest in the Collateral (as defined in Section
7.1 as amended by this Amendment Agreement) shall continue to be perfected;

      (k) Opinion of Hale & Dorr, acceptable in form and substance to the Bank and its counsel.

      (1) Opinion of Cooley Godward LLP, reasonably acceptable in form and substance to the Bank and its counsel.

      (m) Payment of the $30,000 facility fee by the Company to the Bank;

      (n) Such other documents and instruments as the Bank may reasonably require in order to put this Amendment Agreement into full force and effect.

      Promptly after the date of this Amendment Agreement, the Bank will furnish the Company with UCC-2 Financing Statement Partial Releases, duly executed by the Bank and recorded in the appropriate filing offices and the original Term Note and the original Revolving Credit Note, each marked cancelled.

      Promptly after the date of this Amendment Agreement, the Company will furnish the Bank with (i) lien searches against the Company in all appropriate state filing offices, (ii) a landlord's consent and estoppel with respect to its leasehold property located in Freemont, California, in a form satisfactory to the Bank and its counsel, (iii) an insurance binder demonstrating compliance with Section 5.3 and pay all reasonable expenses, including legal fees and disbursements incurred by the Bank in connection with this Amendment Agreement and the transactions contemplated hereby.

      5.    MISCELLANEOUS.

      (a) Except to the extent specifically amended hereby, the Loan Agreement, Loan Documents and all related documents shall remain in full force and effect. Whenever the terms or sections amended hereby shall be referred to in the Loan Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment Agreement. All references in the Loan Agreement, Loan Documents or such other documents to the Notes shall be deemed to refer to the Term Notes.

      (b) This Amendment Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

      (c) This Amendment Agreement shall be governed by the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      IN WITNESSWHEREOF, the parties hereto have executed this Amendment. Agreement which shall be deemed to be a sealed instrument as of the date first above written.

                                       VERSICOR INC.


                                       By:  /s/ G.F.  HORNER III
                                          ----------------------------
                                          Name: George F. Horner III
                                          Title: Chief Executive Officer

                                       FLEET NATIONAL BANK

                                       By:
                                          ----------------------------
                                          Name: Kimberly A. Martone
                                          Title: Vice President

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment Agreement which shall be deemed to be a sealed instrument as of the date first above written.

                                       VERSICOR INC.


                                       By:
                                          ----------------------------
                                          Name: Robert F. Scumaci
                                          Title: Senior Vice President

                                       FLEET NATIONAL BANK

                                       By: /s/ KIMBERLY MARTONE
                                          ----------------------------
                                          Name: Kimberly A. Martone
                                          Title: Vice President

                               DISCLOSURE SCHEDULE

      This Disclosure Schedule (the "Schedule") delivered pursuant to the Revolving Credit, Term Loan and Security Agreement dated as of December 31, 1996, as amended by First Amendment Agreement, dated as of December 30, 1997, among the Bank and Versicor Inc., (the "Credit Agreement") hereby amends the original Schedule to the extent set forth herein. Capitalized terms used in this Schedule and not defined herein have the meaning given such terms in the Credit Agreement.

      Each matter set forth in this Schedule, regardless of the section number under which it appears, which reasonably constitutes an exception to another representation and warranty, shall be deemed to constitute an exception to such representation and warranty. In certain instances, this Schedule summarizes certain of the terms and provisions of the documents referenced herein. This summary is not intended to be a complete summary of the referenced agreements.

                                  SCHEDULE 4.7

                                     CHANGES

                                 (VERSICOR INC.)

      Since the date of the financial statements for the nine-month period ending September 30, 1997, the Company has entered into the Series B Preferred Stock Agreement, the Series C Preferred Stock Agreement and the Bridge Note, together with the other agreements entered into in connection therewith, each dated as of December 9, 1997 and more and fully described on Schedule 4.10 hereof.

                                  SCHEDULE 4.10

                               MATERIAL AGREEMENTS

                                 (VERSICOR INC.)

1.    Industrial   Lease  between   Arcadia-Tavistock,   L.C.  and  the
      Company effective November 18, 1996 (Fremont facility).

2. Collaboration Agreement, dated March 10, 1997, between Genome Therapeutics Corporation and the Company.

3. Series B Preferred Stock Purchase Agreement, dated as of December 9, 1997, by and between the Company and Sepracor.

4. Security Agreement, dated as of December 9, 1997, by and between the Company and Sepracor, which shall be terminated in connection with the funding of the Term Loans.

5. Bridge Note, dated as of December 9, 1997, issued by the Company to Sepracor, which shall be repaid in full in connection with the funding of the Term Loans.

6. Administrative Services Agreement, dated as of December 9, 1997, by and between the Company and Sepracor.

7. Series C Preferred Stock Purchase Agreement, dated as of December 9, 1997, by and among the Company and each of those persons and entities set forth on the Schedule of Purchasers attached thereto.

8. Investors' Rights Agreement, dated as of December 9, 1997, by and among the Company and each of those persons and entities set forth on the Schedule of Investors attached thereto.

9. Stockholders Agreement, dated as of December 9, 1997, by and among the Company, Sepracor, NEA Presidents Funds, L.P., NEW Ventures 1997, Limited Partnership, New Enterprise Associates VII, Limited Partnership, Healthcare Ventures V, Abingworth Bioventures SICAV, H&Q Healthcare Investors, H&Q Life Sciences Investors, S.R. One, Limited, Rho Management Trust II, George F. Homer III and Eric M. Gordon.

                                  SCHEDULE 4.11

                                MATERIAL LICENSES
                                 (Versicor Inc.)

None.

                                  SCHEDULE 4.12

                                   LITIGATION
                                 (Versicor Inc.)

None.

                                  SCHEDULE 4.15

                                   INVESTMENTS
                                 (Versicor Inc.)

Bank to provide account information maintained with the Bank.

                                  SCHEDULE 4.16

                                  SUBSIDIARIES
                               (of Versicor Inc.)

None.

                                  SCHEDULE 6.1

                                  INDEBTEDNESS
                                 (Versicor Inc.)

1. Bridge Note, dated as of December 9, 1997, issued by the Company to Sepracor in the aggregate principal amount of $6,034,000, to be repaid in full in connection with the funding of the Term Loans.

                                  SCHEDULE 6.2

                                   GUARANTEES
                                 (VERSICOR INC.)

None.

                                  SCHEDULE 6.4

                                  ENCUMBRANCES
                                 (Versicor Inc.)

1. Security Agreement, dated as of December 9, 1997, by and between the Company and Sepracor granting Sepracor a security interest in the Company's personal property, equipment and leasehold interest, to be terminated in connection with the funding of the Term Loans.

                                                                       EXHIBIT C

                             COMPLIANCE CERTIFICATE

Fleet National Bank
75 State Street

Boston, Massachusetts 02109

Attention:  Kimberly A. Martone
            Vice President

Ladies and Gentlemen:

      As required by Section 5.1(c) of the Revolving Credit, Term Loan and Security Agreement dated as of December 31, 1996 as amended by the First Amendment Agreement dated as of December 30, 1997 (the "LOAN AGREEMENT") by and between Versicor Inc. (the "COMPANY") and Fleet National Bank (the "Bank"), a review of the activities of the Company for the fiscal year and/or fiscal quarter ending ___________, 19___ (the "FISCAL PERIOD") has been made under my supervision to determine whether the Company has performed and/or maintained all of its respective obligations under the Loan Agreement. Based upon such review, I hereby certify to you, as an Authorized Officer of the Company, that the Company has performed and maintained all such obligations under the Loan Agreement, the Note and the Loan Documents for the Fiscal Period and, to the best of my knowledge, no event has occurred that constitutes a Default or an Even of Default as defined in the Loan Agreement. Other capitalized terms used herein without definition have the same meanings as in the Loan Agreement.

      As required by Section [5.l(a)][5, l(b)] of the Loan Agreement financial statements of the Company (the "FINANCIAL STATEMENTS") for the Fiscal Period and other information required by such sections accompany this certificate. The Financial Statements present fairly the financial position of the Company as of the date thereof and the statements of operation of the Company for the Fiscal Period covered thereby.

      I further certify to you, as an Authorized Officer of the Company, that the figures set forth below accurately represent amounts required to be calculated under the various provisions or covenants of the Loan Agreement indicated, each as of the last day of the Fiscal Period unless otherwise indicated.

Dated:              , 199
       -------- ----                     -----------------------------
                                         Title:

SECTION 5.10 - MINIMUM CASH OR EQUIVALENTS

A.    QUALIFIED INVESTMENTS HELD IN THE U.S.
      --------------------------------------

(1) Obligations of the United
      States of America held in the U.S.      $_____________

(2) Certificates of deposit, other
      deposit instruments, bank accounts
       held in the U.S. $

(3) Commercial Paper held in the U.S.
      (see definition
      of Qualified Investments                $_____________

(4) Mutual/closed end funds that invest
      only in investments set forth
      in clauses (1) through (3)              $_____________

(5) Repurchase agreements secured by
      any one or more of the
      foregoing held in the U.S.              $_____________

(6) Qualified Investments:                        $_____________
      (sum of 1 through 5)

B.    CASH EQUIVALENT AMOUNT

(7) Unencumbered Cash held in the United States   $_____________

(8) Qualified Investments (from (6))              $_____________

(9) Actual Cash Equivalent Amount                    $_____________
      (7 + 8)

Required Minimum Cash Equivalent Amount              $5,000,000

SECTION 5.11 - INVESTMENTS WITH THE BANK

Actual Amount of Investments maintained in
Securities Account with the Bank                     $_____________

Required Minimum Investment Amount                   $4,000,000

                                                                       EXHIBIT D

                         Control and Security Agreement

                         CONTROL AND SECURITY AGREEMENT

      This AGREEMENT (this "AGREEMENT") dated as of December 30, 1997 is between VERSICOR INC., a Delaware corporation (the "COMPANY"), having its chief executive offices at 34790 Ardentech Court, Freemont, California 94555 and FLEET NATIONAL BANK ("FLEET"), in its capacity as the lender under the Credit Agreement described below ("CREDITOR") and FLEET in its capacity as a "securities intermediary" ("BROKER") under Article 8 of the Uniform Commercial Code of the Commonwealth of Massachusetts (the "CODE") having its office at 75 State Street, Boston, Massachusetts 02109.

      WHEREAS, the Company and Creditor have entered into an Revolving Credit, Term Loan and Security Agreement dated as of December 31, 1996 as amended by the First Amendment Agreement dated as of even date hereof (as further amended from time to time, the "CREDIT AGREEMENT") pursuant to which Creditor agreed, subject to the terms and conditions set forth therein, to make a term loan to the Company on the date hereof (the "TERM LOAN"), such Term Loan to be evidenced by promissory notes made by the Company to the order of Creditor (the "TERM NOTES," collectively with the Credit Agreement, the "LOAN DOCUMENTS"); and

      WHEREAS, the obligation of Creditor to make the Term Loan is subject to the conditions, among others, that the Company shall execute and deliver this Agreement and grant, subject to the terms hereof, the security interest hereinafter described;

      NOW, THEREFORE, in consideration of the willingness of Creditor to enter into the Credit Agreement and to agree, subject to the terms and conditions set forth therein, to make the Term Loan to the Company pursuant thereto, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed, as follows:

1.    SECURITY INTEREST.

      1.1   FINANCIAL ASSET.

            (a) As security for the prompt and unconditional payment in full of the Term Loan and subject to Section 1.1(b), the Company hereby grants to Creditor a security interest in the following securities account maintained with Fleet (the "Account"):

            ACCOUNT NUMBER AND TITLE

            Versicor Inc.     Account Number 9402221544

as it exists on the date hereof and as it may be constituted in the future and, in addition, grants to Creditor a security interest in the following:

                  (i) any free credit balance or other money, now or hereafter credited to, or owing from Broker to the Company in respect of, the Account;

                  (ii) any money, securities (certificated or uncertificated), commodities contracts, instruments, documents, general intangibles, financial assets or other investment property distributed from the Account, now or in the future;

                  (iii) all books and records relating thereto;

                  (iv) all proceeds from the sale, exchange, redemption or
            exercise of any of the foregoing, including, without limitation, any dividend, interest payment or other distribution of cash or property in respect thereof; and

                  (v) all rights incidental to the ownership of any of the
            foregoing, such as voting, conversion and registration rights and rights of recovery for violations of applicable securities laws as security for the due and punctual payment and performance of the Secured Obligations described in Section 1.3 hereof.

            (b) Notwithstanding the provisions of Sections 1.1(a) and 1.2(b), Creditor shall have no security interest in, or control of, the Account at any time when the Company's Cash Equivalent Amount (as defined in the Credit Agreement) shall equal or exceed $12,000,000. At any time when the Company's Cash Equivalent Amount is less than $12,000,000, the security interest in, or control of, the Account granted hereunder to Credit pursuant to Sections 1.1(a) and 1.2(b) shall automatically become and remain effective, without notice or any action on the part of Creditor or the Company, until such time that the Company's Cash Equivalent Amount shall equal or exceed $12,000,000 for any period of thirty (30) consecutive days and no Default or Event of Default under the Credit Agreement shall have occurred ("CONTROL TERMINATION EVENT"). Creditor shall promptly deliver a written notice to Broker, with a copy to the Company, of the occurrence of a Control Termination Event.

            (c) The Company hereby represents and warrants to Creditor that (i) the Account has been established in its name as recited above, (ii) the Account contains no financial asset which is registered in the name of the Company, payable to its order, or specially endorsed to it, which has not been endorsed to the Company or in blank, (iii) the security entitlements arising out of the financial assets carried in the Account and any free credit balance are valid and legally binding obligations of the Company, and (iv) except for the claims and interest of Creditor and of Broker in the Account, the Company does not know of any claim to or interest in the Account or in any financial asset carried therein. The Company agrees to the treatment of all property held in the Account as financial assets under Article 8 of the Code.

            (d)(i) "CURRENT MARKET VALUE" of the Account means, as of any date, the sum of (i) cash in the Account, (ii) the dollar amount, as determined by Creditor, equal to the product of the number of units of a security credited to the Account multiplied by the per unit closing price thereof on the exchange or market on which such security is traded as of the close of the business day immediately preceding such day and (iii) the dollar amount of certificates of deposit or similar money market instruments in the Account but. in each case, excluding any of the foregoing which are not normally traded on a nationally-recognized securities exchange or market or for which a market value is not readily determinable.

            (ii) Pursuant to Section 5.11 of the Credit Agreement, the Current Market Value of the Account must equal or exceed the lesser of (1) $4,000,000 or (2) amount of the Secured Obligations (as defined below) (the "MINIMUM ACCOUNT VALUE"). If at any time the Current Market Value of the Account is less than the Minimum Account Value the Company shall immediately deposit to the Account additional securities having a Current Market Value sufficient to increase the Current Market Value of the Account as of the date of such deposit to an amount equal to or greater than the Minimum Account Value.

      1.2   PRIORITY OF LIEN; CONTROL.

            (a) The Company shall not authorize and Broker will not agree with any third party that Broker will comply with entitlement orders (as defined in ss.8-102(8) of the Code) concerning the Account originated by such third party without the prior written consent of Creditor unless pursuant to a court order or other legal process.

            (b) Subject to the provisions of Section 1.1(b) and only at such time when Creditor has a security interest in the Account pursuant to
      Section 1.1(b) and has not delivered a written notice to Broker of the occurrence of a Control Termination Event, Broker will comply with entitlement orders originated by Creditor concerning the Account without further consent by the Company. Subject to the requirements of Section 1.1(d), Broker shall make trades of financial assets held in the Account at the instruction of the Company, or its authorized representatives, and comply with entitlement orders concerning the Account from the Company, or his authorized representatives, until such time, subject to Section 1.1(b), as Creditor delivers a written notice to Broker which states that an Event of Default (as such term is defined in the Credit Agreement) has occurred and is continuing and that Creditor is thereby exercising exclusive control over the Account. Such notice may be referred to herein as the "Notice of Exclusive Control." After Broker receives the Notice of Exclusive Control, it will immediately cease complying with instructions or entitlement orders concerning the Account originated by the Company or its representatives.

      1.3 SECURED OBLIGATIONS. The security interest hereby granted shall secure the due and punctual payment and performance of the following liabilities and obligations of the Company (herein called the "SECURED OBLIGATIONS"):

            (a) Principal of and premium, if any, and interest on the Term Notes;

            (b) Any and all other obligations of the Company to Creditor under the Loan Documents, this Agreement or under any agreement or instrument relating thereto, all as amended from time to time; and

            (c) Any and all other indebtedness or obligations of the Company to Creditor, whether direct or indirect, absolute or contingent, due or to become due or now existing or hereafter arising and extends to any renewal, refinancing, refunding, extension or modification of any Secured Obligations on one or more occasions and to any interest that accrues on any Secured Obligations before or after the bankruptcy of the Company.

      1.4 RIGHTS. If no Event of Default (as described in Section 4.1 below) has occurred or is continuing, the Company may make trades in the Account and exercise any voting or consensual rights that it may have as to any of the Collateral for any purpose which is not inconsistent with this Agreement. If an Event of Default has occurred and is continuing, the Company shall cease making trades in the Account, Creditor may exercise all voting or consensual rights as to any of the Collateral and the Company shall deliver to Creditor all notices, proxy statements, proxies and other information and instruments relating to the exercise of such rights received by the Company from the issuers of any of the Collateral promptly upon receipt thereof and shall at the request of Creditor execute and deliver to Creditor any proxies or other instruments which are, in the judgment of Creditor, necessary for Creditor to validly exercise such voting and consensual rights.

      1.5 SUBSEQUENT CHANGES AFFECTING COLLATERAL. The Company acknowledges that it has made its own arrangements for keeping informed of changes or potential changes affecting the Collateral (including, but not limited to, conversions, subscriptions, exchanges, reorganizations, dividends, tender offers, mergers, consolidations and shareholder meetings) and the Company agrees that Creditor has no responsibility to inform the Company of such matters or to take any action with respect thereto even if any of the Collateral has been registered in the name of Creditor or its agent or nominee.

      1.6 TAX REPORTING. All items of income, gain, expense and loss recognized in the Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Company.

2. REPRESENTATIONS AND WARRANTS. The Company hereby represents and warrants to Creditor as follows:

      2.1 ENFORCEABILITY. This Agreement has been duly executed and delivered by the Company, constitute its valid and legally binding obligations and are enforceable in accordance with their respective terms against the Company.

      2.2 NO CONFLICT. The execution, delivery and performance of this Agreement, the grant of the security interest in the Collateral hereunder and the consummation of the transactions contemplated hereby and thereby will not, with or without the giving of notice or the lapse of time, (a) violate any material law applicable to the Company; (b) violate any judgment, writ, injunction or order of any court or governmental body or officer applicable to the Company; (c) violate or result in the breach of any material agreement to which the Company is a party or by which any of its properties, including the Collateral, is bound; nor (d) violate any restriction on the transfer of any of the Collateral.

      2.3 NO CONSENTS. No consent, approval, license, permit or other authorization of any third party (other than Broker) or any governmental body or officer is required for the valid and lawful execution and delivery of this Agreement, the creation and perfection of Creditor's security interest in the Collateral or the valid and lawful exercise by Creditor of remedies available to it under this Agreement or applicable law or of the voting and other rights granted to it in this Agreement except as may be required for the offer or sale of those items of Collateral which are securities under applicable securities laws.

      2.4 SECURITY INTEREST. The Company is the sole owner of the Collateral free and clear of all liens, encumbrances and adverse claims (other than those created by this Agreement), has the unrestricted right to grant the security interest provided for herein to Creditor and has, subject to Section 1.1(b), granted to Creditor a valid and perfected first priority security interest in the Collateral free of all liens, encumbrances, transfer restrictions and adverse claims.

      2.5 INFORMATION. None of the information, documents, or financial statements which have been furnished by the Company or its representatives to Creditor or any of its representatives in connection with the transactions contemplated by this Agreement or the Loan Documents contains any untrue statement of material fact or omits to state any material fact required to be stated hereby or thereby to make such statements not misleading.

3.    COVENANTS.   The  Company   hereby   covenants  and  agrees  with
Creditor that the Company shall:

      3.1 DEFEND TITLE. Defend its title to the Collateral and the security interest of Creditor therein against the claims of any person claiming rights in the Collateral against or through the Company and maintain and preserve such security interest so long as this Agreement shall remain in effect.

      3.2   CUSTOMER   AGREEMENTS.   Neither   attempt  to  modify  nor
attempt to terminate the customer agreement with Broker under which the Account was established.

      3.3   FURTHER ASSURANCES.

            (a) At the Company's expense, do such further acts and execute and deliver such additional conveyances, certificates, instruments, legal opinions and other assurances as Creditor may at any time reasonably request or require to protect, assure or enforce its interests, rights and remedies under this Agreement. The Company shall execute and deliver to Creditor and file with the appropriate governmental offices in the Commonwealth of Massachusetts one or more Uniform Commercial Code financing statements describing the Collateral, or amendments or continuations thereof whenever necessary to continue the perfection of Creditor's security interest hereunder and whenever requested by Creditor.

            (b) Deliver any certificate or instrument constituting or representing any of the Collateral it may obtain possession of from time to time to Broker for credit to the Account, forthwith duly endorsed in blank without restriction.

            (c) Deliver to Broker any endorsements or instruments which may be necessary or convenient to transfer any financial assets held by Broker, which are registered in the name of, payable to the order of, or specially endorsed to the Company, to Broker or its securities intermediary or to one of their respective nominees.

            (d) Debtor authorizes and appoints Creditor, in case of need, to execute such financing statements, certificates and other documents pertaining to Creditor's security interest in the Collateral in its stead, with full power of substitution, as the Debtor's attorney in fact, such appointment to be irrevocable and coupled with an interest.

      3.4 NAME AND ADDRESS. Notify Creditor at least thirty (30) days before it changes its name or the address of its principal office location.

      3.5 ADVICE. Advise Creditor promptly, completely, accurately, in writing and in reasonable detail, (i) of any material encumbrance upon or claim asserted against any of the Collateral; and (ii) of the occurrence of any event, other than changes in general market conditions adequately reported in the general news media, that would reasonably be expected to have a material adverse effect upon the aggregate value of the Collateral or upon the security interest of Creditor.

4.    DEFAULT.

      4.1 EVENTS OF DEFAULT. There shall exist a default under this Agreement upon the happening of any of the following events or conditions (herein called "Events of Default"):

            (a) Default shall be made in the due and punctual payment of any principal of or premium, if any, or interest on any of the Secured Obligations as and when the same shall become due and payable (whether at maturity or at a date fixed for any prepayment or installment or by declaration or acceleration or otherwise) and such default shall continue beyond the expiration of the applicable period of grace, if any; or

            (b) Any other Event of Default (as defined or provided in the Credit Agreement) shall occur.

      4.2 REMEDIES. Upon the occurrence of any Event of Default, such default not having previously been remedied or cured, Creditor shall have the following rights and remedies:

            (a) All rights and remedies provided by law, including, without limitation, those provided by the Uniform Commercial Code;

            (b) All rights and remedies provided in this Agreement; and

            (c) All rights and remedies provided in the Credit Agreement, or in the Term Notes or in any other agreement, document or instrument pertaining to the Secured Obligations.

      4.3 RIGHT TO TRANSFER INTO NAME OF CREDITOR, ETC. In the event of an Event of Default, but subject to the provisions of the Uniform Commercial Code or other applicable law, Creditor may, in its discretion: (i) deliver a notice of exclusive control hereunder to Broker which shall give Creditor exclusive authority to issue entitlement orders to Broker with respect to the Account;
(ii) cause the Account to be reregistered in its sole name or transfer the Account to another broker/dealer in its sole name; (iii) remove any Collateral from the Account and register such Collateral in its name or in the name of its broker/dealer, agent or nominee or any of their nominees; (iv) exchange certificates representing any of the Collateral for certificates of larger or smaller denominations, (v) exercise any voting, conversion, registration, purchase or other rights of a holder of any of the Collateral and any reasonable expense of such exercise shall be deemed to be an expense of preserving the value of such Collateral for the purposes of Section 5.1 below; and (vi) collect, including by legal action, any notes, checks or other instruments for the payment of money included in the Collateral and compromise or settle with any obligor of such instruments.

      4.4 RIGHT OF CREDITOR TO EXERCISE RIGHTS OF PAYMENT, ETC. In case of an Event of Default Creditor shall be entitled to receive and retain, as collateral security for the Secured Obligations, any and all dividends or other distributions at any time and from time to time declared or made upon any of the Collateral, and to exercise any and all rights of payment, conversion, exchange, subscription or any other rights, privileges or options pertaining to the Collateral as if it was the absolute owner thereof, including without limitation, the right to exchange, at its discretion, any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Company, unless such merger, consolidation, reorganization, recapitalization or readjustment is permitted under the Credit Agreement or, upon the exercise of any such right, privilege or option pertaining to the Collateral, and in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as Creditor may determine, all without liability except to account for property actually received, but Creditor shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

      4.5 RIGHT OF CREDITOR TO DISPOSE OF COLLATERAL, ETC. Upon the occurrence of an Event of Default, such default not having previously been remedied or cured, Creditor shall have the right at any time or times thereafter to sell, resell, assign and deliver all or any of the Collateral in one or more parcels at any exchange or broker's board or at public or private sale. Creditor will give the Company at least ten (10) days' prior written notice at the address of the Company specified in Section 6.11 hereof, of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition. Such notice may be given without any demand of performance or other demand, all such demands being hereby expressly waived by the Company. All such sales shall be at such commercially reasonable price or prices as Creditor shall deem best and either for cash or on credit or for future delivery (without assuming any responsibility for credit risk). At any such public sale or sales Creditor may purchase any or all of the Collateral to be sold thereat upon such terms as Creditor may deem best. Upon any such sale or sales the Collateral so purchased shall be held by the purchaser absolutely free from any claims or rights of whatsoever kind or nature, including any equity of redemption and any similar rights, all such equity of redemption and any similar rights being hereby expressly waived and released by the Company. In the event any consent, approval or authorization of any governmental agency will be necessary to effectuate any such sale or sales, the Company shall execute, and hereby agrees to cause the Company to execute, all such applications or other instruments as may be required. The proceeds of any such sale or sales, together with any other additional collateral security at the time received and held hereunder, shall be received and applied: first, to the payment of all costs and expenses of such sale, including reasonable attorneys' fees; second, to the payment of the Secured Obligations in such order of priority as Creditor shall determine, and any surplus thereafter remaining shall be paid to the Company or to whomever may be legally entitled thereto (including, if applicable, any subordinated creditor of the Company).

            The Company recognizes that Creditor may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, but may be compelled to resort to one or more private sales to a restricted group of purchasers, each of whom will be obligated to agree, among other things, to acquire such Collateral for its own account, for investment and not with a view to the distribution or resale thereof. The Company acknowledges that private sales so made may be at prices and upon other terms less favorable to the seller than if such Collateral were sold at public sales, and that Creditor has no obligation to delay sale of any such Collateral for the period of time necessary to permit such Collateral to be registered for public sale under the Securities Act of 1933. The Company agrees that any such private sales shall not be deemed to have been made in a commercially unreasonable manner solely because they shall have been made under the foregoing circumstances.

      4.6 COLLECTION OF AMOUNTS PAYABLE ON ACCOUNT OF COLLATERAL, ETC. Upon the occurrence of any Event of Default, Creditor may, but without obligation to do so, demand, sue for and/or collect any money or property at any time due, payable or receivable, to which it may be entitled hereunder, on account of or in exchange for any of the Collateral and shall have the right, for and in the name, place and stead of the Company, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Collateral.

      4.7 CARE OF COLLATERAL IN CREDITOR'S POSSESSION. Beyond the exercise of reasonable care to assure the safe custody of the Collateral while held hereunder, Creditor shall have no duty or liability to collect any sums due in respect thereof or to protect or preserve rights pertaining thereto, and shall be relieved of all responsibility for the Collateral upon surrendering the same to the Company.

      4.8 APPOINTMENT OF CREDITOR AS AGENT. The Company hereby appoints and constitutes Creditor, its successors and assigns, as its agent and attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action or executing any instrument that Creditor considers necessary or convenient for such purpose, including the power to endorse and deliver checks, notes and other instruments for the payment of money in the name of and on behalf of the Company, to endorse and deliver in the name of and on behalf of the Company securities certificates and execute and deliver in the name of and on behalf of the Company instructions to the issuers of uncertificated securities, and to execute and file in the name of and on behalf of the Company financing statements (which may be photocopies of this Agreement) and continuations and amendments to financing statements in the Commonwealth of Massachusetts or elsewhere and Forms 4, 5, 144 and Schedules 13D and 13G with the United States Securities and Exchange Commission. This appointment is coupled with an interest and is irrevocable and will not be affected by the death or bankruptcy of the Company nor by the lapse of time. If the Company fails to perform any act required by this Agreement, Creditor may perform such act in the name of and on behalf of the Company and at its expense which shall be chargeable to the Company under Section 5 below. The Company hereby consents and agrees that the issuers of or obligors of the Collateral or any registrar or transfer agent or trustee for any of the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the rights of Creditor to effect any transfer pursuant to this Agreement and the authority granted to Creditor herein, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by the Company, or any other person, to any of such issuers, obligors, registrars, transfer agents, or trustees.

5.    EXPENSES.

      5.1 PAYMENT. The Company agrees that it will forthwith upon demand pay to Creditor:

            (a) the amount of any taxes which Creditor may have been required to pay by reason of holding the Collateral or to free any of the Collateral from any lien encumbrance or adverse claim thereon, and

            (b) The amount of any and all out-of-pocket expenses, including the reasonable fees and disbursements of counsel and of any brokers, investment brokers, appraisers or other experts, that Creditor may incur in connection with (i) the administration or, after the occurrence of an Event of Default, enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of Creditor's security interest therein, (ii) the collection, sale or other disposition of any of the Collateral, (iii) the exercise by Creditor of any of the rights conferred upon it hereunder, or (iv) any action or proceeding to enforce its rights under this Agreement or in pursuit of any non-judicial remedy hereunder including the sale of the Collateral.

Any such amount not paid on demand shall bear interest (computed on the basis of the number of days elapsed over a year of three hundred sixty (360) days) at the rate set forth in Section 2.6 of the Credit Agreement.

      5.2 INDEMNITY. The Company shall indemnify Creditor and its directors, officers, employees, agents and attorneys against, and hold them harmless from, any liability, cost or expense, including the reasonable fees and disbursements of their legal counsel, incurred by any of them under the corporate or securities laws applicable to holding or selling any of the Collateral, except for liability, cost or expense arising out of the gross negligence or willful misconduct of the indemnified parties.

      5.3 DISCHARGE OF LIENS. At its option, Creditor may pay and discharge taxes, liens, security interests or other encumbrances on the Collateral. The Company agrees to reimburse Creditor under Section 5.1 above for any payment made or any expense incurred (including reasonable attorneys fees) by Creditor pursuant to the foregoing authorization.

6.    MISCELLANEOUS.

      6.1 TERMINATION; ASSIGNMENT, ETC. This Agreement and the security interest in the Collateral created hereby shall terminate when all of the Secured Obligations have been paid and finally discharged in full. No waiver by Creditor or by any other holder of Secured Obligations of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment by Creditor of all or any of the Secured Obligations held by it, Creditor may assign or transfer its rights and interest under this Agreement in whole or in part to the purchaser or purchasers of such Secured Obligations, whereupon such purchaser or purchasers shall become vested with all of the powers and rights of Creditor hereunder, and Creditor shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interest so assigned.

      6.2 THIS AGREEMENT. This Agreement, the schedules and exhibits hereto and the agreements and instruments required to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement. Terms used herein but not defined herein shall have the meanings assigned to them in the Credit Agreement.

      6.3 NON-WAIVER. Neither the failure of nor any delay by Creditor to enforce any right hereunder or to demand compliance with its terms is a waiver of any of Creditor's rights hereunder. No action taken by Creditor pursuant to this Agreement on one or more occasions is a waiver of any right hereunder or constitutes a course of dealing that modifies this Agreement.

      6.4 AMENDMENTS. No amendment, modification or termination of this Agreement shall be binding unless it is in writing and is signed by Creditor and the Company.

      6.5 SEVERABILITY. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

      6.6 SUCCESSORS. The terms of this Agreement shall be binding upon the Company, and is successors and shall inure to the benefit of Creditor, its successors and any holder, owner or assignee of any rights in any of the Loan Documents and will be enforceable by them as their interest may appear.

      6.7 SET-OFF. Regardless of the adequacy of any Collateral or other means of obtaining repayment of the Secured Obligations, any deposits, balances or other sums credited by or due from the head office of Creditor or any of its branch offices to the Company may, at any time and from time to time after the occurrence of an Event of Default hereunder, without notice to the Company or compliance with any other condition precedent now or hereafter imposed by statute, rule of law, or otherwise (all of which are hereby expressly waived) be set off, appropriated, and applied by Creditor against any and all Secured Obligations of the Company to Creditor or any of its affiliates, in such manner as the head office of Creditor or any of its branch offices in their sole discretion may determine, and the Company hereby grants Creditor a continuing security interest in such deposits, balances or other sums for the payment and performance of all such obligations.

      6.8 THIRD PARTIES. Nothing herein expressed or implied is intended or shall be construed to give any person other than the parties hereto any rights or remedies under this Agreement.

      6.9 COUNTERPARTS. This Agreement may be executed in any number of counter parts, all of which shall constitute one and the same instrument, and any party thereto may execute this Agreement by signing and delivering one or more counterparts.

      6.10 NOTICES. Except as otherwise provided herein, all notices to the Company or to Creditor shall be in writing and shall be deemed to have been sufficiently given or served for all purposes hereof if personally delivered or mailed by first class mail, postage prepaid, or certified mail, return receipt requested, as follows:

      (a)   If to the Company:

                  Versicor Inc.
                  34790 Ardentech Court
                  Freemont, California 94555
                  Attention: George Horner

            with a copy to:

                  Cooley Godward LLP
                  Five Palo Alto Square
                  Palo Alto, California 94306

                  Attention: Andrei M. Manoliu, Esquire

      (b) If to Creditor, at the address of Creditor set forth in the Credit Agreement,

            with a copy to:

                  George Ticknor, Esquire
                  Palmer & Dodge
                  One Beacon Street
                  Boston, Massachusetts 02108

or at such other address as the party to whom such notice is directed may have designated in writing to the other party hereto. A notice shall be deemed to have been given upon the earlier to occur of (i) three (3) days after the date on which it is deposited in the U.S. mails or (ii) receipt by the party to whom such notice is directed.

      6.11  LEGAL MATTERS.

            (a) REASONABLE RELATION. The parties hereto agree that certain material events, occurrences and transactions relating to this Agreement bear a reasonable relationship to the Commonwealth of Massachusetts.

            (b) GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts. The Company, to the extent that it may lawfully do so, hereby consents to service of process, and to be sued, in the Commonwealth of Massachusetts and consents to the jurisdiction of the courts of the Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations hereunder or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any such courts. The Company further agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address provided in Section 6.11 hereof or as otherwise provided under the laws of the Commonwealth of Massachusetts. THE COMPANY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST THE COMPANY IN RESPECT OF ITS OBLIGATIONS HEREUNDER OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      6.12 WAIVERS, ETC. The Company hereby waives presentment, demand, notice, protest and, except as is otherwise provided herein, all other demands and notices in connection with this Agreement or the enforcement of Creditor's rights hereunder or in connection with any Secured Obligations or any Collateral; consents to and waives notice of the granting of renewals, extensions of time for payment or other indulgences to the Company or to any third Party, or substitution, release or surrender of any collateral security for any Secured Obligation, the addition or release of persons primarily or secondarily liable on any Secured Obligation or on any collateral security for any Secured Obligation, the acceptance of partial payments on any Secured Obligation or on any collateral security for any Secured Obligation and/or the settlement or compromise thereof. No delay or omission on the part of Creditor in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder. Any waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion. THE COMPANY FURTHER WAIVES ANY RIGHT IT MAY HAVE UNDER THE CONSTITUTION OF THE COMMONWEALTH OF MASSACHUSETTS (OR UNDER THE CONSTITUTION OF ANY OTHER STATE IN WHICH ANY OF THE COLLATERAL MAY BE LOCATED), OR UNDER THE CONSTITUTION OF THE UNITED STATES OF AMERICA, TO NOTICE (OTHER THAN ANY REQUIREMENT OF NOTICE PROVIDED HEREIN) OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THIS AGREEMENT TO CREDITOR AND WAIVES ITS RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE

      FOREGOING PROVISIONS HEREOF ON THE GROUNDS (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING. The Company's waivers under this section have been made voluntarily, intelligently and knowingly and after the Company has been apprised and counseled by its attorneys as to the nature thereof and its possible alternative rights.

      IN WITNESS WHEREOF, the Company has signed this Agreement as a contract under seal as of December 30 , 1997.

                                 COMPANY:

                                 VERSICOR INC.

                                 By: /s/ G.F. Horner III
                                    -------------------------------
                                    Name: G.F. Horner
                                         --------------------------
                                    Title:  C.E.O
                                           ------------------------


                                 CREDITOR:

                                 FLEET NATIONAL BANK

                                 By:
                                    -------------------------------
                                    Name: Kimberly A. Martone
                                    Title: Vice President


                                 BROKER:

                                 FLEET NATIONAL BANK


                                 By:
                                    -------------------------------
                                    Name: Kimberly A. Martone
                                    Title: Vice President

      IN WITNESS WHEREOF, the Company has signed this Agreement as a contract under seal as of December 30, 1997.

                                 COMPANY:

                                 VERSICOR INC.

                                 By:
                                    -------------------------------
                                    Name:
                                         --------------------------
                                    Title:
                                          -------------------------

                                 CREDITOR:

                                 FLEET NATIONAL BANK

                                 By: /s/ Kimberly Martone
                                    --------------------------------
                                    Name: Kimberly A. Martone
                                    Title: Vice President


                                 BROKER:

                                 FLEET NATIONAL BANK


                                 By: /s/ Kimberly Martone
                                    --------------------------------
                                    Name: Kimberly A. Martone
                                    Title: Vice President

                                                                       EXHIBIT E

                                  Put Agreement